EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                   18 U.S.C. ss. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Schick Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Rosner, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Ronald Rosner
                                        ------------------------------------
                                        Ronald Rosner
                                        Director of Finance and Administration
                                        (Principal Financial Officer)
                                        June 23, 2004

A signed original of this written statement required by Section 906 has been provided to Schick Technologies, Inc. and will be retained by Schick Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.